UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2005

IMPLANT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-25839	04-2837126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road #5 Wakefield, MA	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (781) 246-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

(a)                            On October 27, 2005, Implant Sciences Corporation (the “Company”) received notification from its independent registered public accounting firm, BDO Seidman, LLP (“BDO”), advising the Company that it was resigning as the Company’s independent registered public accounting firm.  This resignation will become effective upon completion of BDO’s review of the Company’s quarterly results for the first fiscal quarter ended September 30, 2005.

The audit reports issued by BDO on the Company’s consolidated financial statements as of and for the years ended June 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified  or modified as to audit scope or accounting principles. The audit report as of and for the year ended June 30, 2005 was modified as to an uncertainty relative to the Company’s ability to continue as a going concern.

During the two most  recent  fiscal  years ended June 30, 2005 and 2004 and the subsequent  interim period from July 1, 2005 through the date of this report, there were no disagreements with BDO on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure, which disagreements,  if not  resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements.

Except as set forth below, no “reportable events” (as defined in Item 304 (a) (1) (v) of Regulation  S-K) occurred during the Company’s two most recent fiscal years ended June 30, 2005 and 2004 and the subsequent  interim period from July 1, 2005 through the date of this report.

As disclosed in Item 8A of the Company’s Form 10-KSB for the fiscal year ended June 30, 2005, BDO reported to the Company’s Audit Committee certain conditions involving internal controls which they believe represent material weaknesses in the Company’s internal control environment. These matters are with regard to insufficient personnel resources and technical accounting expertise within the accounting function to affect a timely financial close process and to effectively evaluate and resolve non-routine and/or complex accounting transactions. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.  The Audit Committee discussed the subject matter of this reportable event with BDO and the Company has authorized BDO to respond fully to the inquiries of the successor independent registered public accounting firm regarding the subject matter of the reportable event.

As previously disclosed in the Company’s Form 10-KSB/A for the fiscal year ended June 30, 2004 and quarterly reports thereafter, management and the independent auditors have reported certain matters to the Audit Committee involving internal controls that were considered to be a reportable condition, but not a material weakness, under standards established by the American Institute of Certified Public Accountants.   These matters also focused on the financial reporting and close process and resulted from inadequate staffing and supervision over the closing process. This reportable condition led to the untimely reconciliation of certain account balances and financial information, which contributed to certain fourth quarter adjustments.  The nature of these adjustments related to review of certain equity matters and the impact of an incorrect tax rate used in the calculation of non-cash compensation using the Black Scholes model.  In addition, several other balance sheet accounts were reclassified to comply with GAAP, having no impact on net income.

The Company’s Audit Committee is committed to addressing and resolving these matters fully and promptly, by putting in place the personnel, processes, technology and other resources appropriate to support our financial close processes.

The Company’s management and the Audit Committee agreed with the Company’s independent registered public accounting firm on the matter raised in their report and agreed to address the material weakness.

To remediate this internal control material weakness, management has commenced implementation of the following measures:

•                  For material transactions that are unique or outside the Company’s core operations, the Company will continue to document its process for accounting for such transactions and the Company will improve its process for researching the applicable accounting literature and documenting its conclusions, by consulting with outside experts to ensure its interpretations are correct.

•                  The Company will prepare a standardized memorandum that is required to be completed for each transaction that is unique or outside the Company’s normal core operations that is material to its financial statements. This memo will be reviewed and approved by the Vice President of Finance and Chief Financial Officer

•                  The Company will enhance formal communication with, and approval by, its Chief Financial Office and Audit Committee of its application of GAAP and account policy decisions for transactions that are outside the Company’s core operations and the advice received from outside experts.

The Company provided BDO with a copy of the statements contained in this Current Report on Form 8-K and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with such statements, and if not, stating in which respects it does not agree.  A copy of such letter was received by the Company and is filed as an attachment hereto as Exhibit 16.1.

(b)                                  On November 2, 2005, the Audit Committee of the Company’s Board of Directors engaged the firm of Brown & Brown, LLP (“Brown”) to complete the review of the Company’s subsequent quarterly results and until such time that the Company officially appoints Brown & Brown as its independent registered public accounting firm.  This appointment is pending the completion of Brown & Brown’s formal client acceptance process.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)          Exhibits

16.1                  Letter from BDO Seidman, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 2, 2005	IMPLANT SCIENCES CORPORATION

	By:	/s/ Anthony J. Armini
Name: Anthony J. Armini
Title: President and Chief Executive Office